EXHIBIT 32.2
CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
     In connection with the Quarterly Report on Form 10-Q of Navarre Corporation (the “Company”) for the quarter ended September 30, 2009 as filed with the Securities and Exchange Commission on the date hereof, (the “Quarterly Report”), I, J. Reid Porter, Executive Vice President and Chief Financial Officer of the Company, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:
1.	The Quarterly Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
2.	The information contained in the Quarterly Report fairly presents, in all material respects, the financial condition and results of operations of the Company.
Date: November 13, 2009

By	/s/ J. Reid Porter
J. Reid Porter
Executive Vice President and Chief Financial Officer

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